EX-99.B-77Q1(a)

                WADDELL & REED ADVISORS RETIREMENT SHARES, INC.

SUB-ITEM 77Q1       Exhibits

(a)

                    Articles Supplementary filed by EDGAR on June 30, 2000, as Exhibit EX-99.B(a)rsartsup2 to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (incorporated by reference herein).